UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 28, 2021
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270

(Address of principal executive offices including zip code)
(318) 255-2222

(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBNK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 28, 2021, M. Lance Hall was appointed as Chief Operating Officer of Origin Bancorp, Inc. (the “Registrant”), effective immediately. Mr. Hall will continue to serve as President and Chief Executive Officer of Origin Bank, the Registrant’s wholly owned bank subsidiary. Mr. Hall will not receive any additional compensation or benefits as a result of his appointment as Chief Operating Officer of the Registrant.
Mr. Hall, age 48, was promoted to President and Chief Executive Officer of Origin Bank in January 2020 after previously being promoted to President of Origin Bank in July 2018. As President and Chief Executive Officer of Origin Bank, Mr. Hall oversees Origin Bank’s regional presidents, lending, information technology, retail banking, operations, marketing, strategic planning, brand teams and mortgage operations. Prior to his promotion to Origin Bank President, Mr. Hall served as Origin Bank’s Louisiana State President from March 2013 until July 2018. While serving as Origin Bank’s Louisiana State President, Mr. Hall also became Origin Bank’s Chief Strategy Officer in March 2016, and became Chief Operating Officer of Origin Bank in February 2017. Mr. Hall has served the organization for over 20 years through various roles of increasing responsibility.
There is no arrangement or understanding between Mr. Hall and any other person pursuant to which he was selected as Chief Operating Officer of the Registrant. In addition, there are no familial relationships between Mr. Hall and any director or executive officer of the Registrant, and Mr. Hall has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 02, 2021	ORIGIN BANCORP, INC.

By: /s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer